JOHCM GLOBAL EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated May 1, 2019

to the Prospectus dated January 28, 2019

Effective immediately, the JOHCM Global Equity Fund is no longer offered on a limited basis only.

On page 5, under the heading “Fund Summary” for the JOHCM Global Equity Fund, the following sentence is deleted in its entirety:

(The Fund is offered on a limited basis only. Refer to “How to Purchase Shares – Information Regarding Purchases of the JOHCM Global Equity Fund” on page 53 for more information.)

Although the JOHCM Global Equity Fund is accepting new investments, the JOHCM International Select Fund continues to be offered on a limited basis only. Therefore, on page 56, the section titled “Information Regarding Purchases of the JOHCM International Select Fund and JOHCM Global Equity Fund,” is deleted in its entirety and replaced with the following:

Information Regarding Purchases of the JOHCM International Select Fund

As of July 15, 2015 (the “Closing Date”), the JOHCM International Select Fund is publicly offered on a limited basis only. The following groups are permitted to continue to purchase shares of the Fund;

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Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts either directly through the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

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Group employer benefit plans, including 401(k), 403(b), 457 plans, and health savings account programs (and their successor, related and affiliated plans), which have the Fund available to participants on or before the Closing Date, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. New group employer benefit plans, including 401(k), 403(b) and 457 plans, and health savings account programs (and their successor, related and affiliated plans), may also establish new accounts with the Fund, provided the new plans have approved and selected the Fund as an investment option by the Closing Date and the plan has also been accepted for investment by the Fund by the Closing Date.

•	Approved fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. The program sponsors must be accepted for investment by the Fund by the Closing Date.

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Approved brokerage platforms where the Fund is currently included on the sponsor platform may continue to utilize the Fund for new and existing program accounts. The brokerage platforms must be accepted for continued investment by the Fund by the Closing Date.

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Existing independent wealth management (IWM) firms and bank trust companies that have a client investment in the Fund at the time of the Closing Date can continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new IWM and bank trust companies that do not have a position in the Fund at the time of the Closing Date.

•	Fund of mutual fund sponsors that have an investment in the Fund as of the Closing Date can continue to purchase shares of the Fund.

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Certain financial intermediaries with whom the Adviser has a relationship, provided that, in the judgment of JOHCM Funds, the proposed investment in the Fund would not adversely affect the Adviser’s ability to manage the Fund effectively.

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An institutional consulting firm that has previously directed client assets into the Fund may be allowed to recommend the Fund to its new and existing clients who may in turn purchase shares of the Fund, provided that, in the judgment of JOHCM Funds, the proposed investment in the Fund would not adversely affect the Adviser’s ability to manage the Fund effectively.

•	Board of Trustees and persons affiliated with the Fund’s investment adviser and their immediate families would be able to purchase shares of the Fund and establish new positions.

In general, the Fund will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities of those financial intermediaries.

Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in either Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. If a shareholder opens a new account in the Fund and is later determined to be ineligible for investment, the Fund reserves the right to redeem the shares at their original NAV. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of either the Fund or its shareholders, even if you would be eligible to open a new account under these exceptions.

If all shares of the Fund in an existing account are redeemed, the shareholder’s account will be closed. Such former shareholders will not be able to buy additional shares of the Fund or reopen their account.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.

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